January 29, 2001





                      CARL DOMINO GLOBAL EQUITY INCOME FUND

                            Supplement to Prospectus
                               Dated March 1, 2000



         Effective October 30, 2000 Bruce Honig is primarily responsible for the day to day management of the Fund's portfolio. Mr. Honig graduated from Washington & Lee University with a BA in Economics in 1982. His career has encompassed investment real estate analysis and real estate development as President of a commercial real estate development firm. Prior to joining Carl Domino Associates, L.P. in 1997, he was Director of Marketing for Weiss Money Management from August 1996 to October 1997, and a financial adviser with John Hancock Financial Services from June 1993 to August 1996. In addition to other community involvements, Mr. Honig is the Vice-Chairman of the Board of Directors for the South Florida Science Museum.














     This supplement and the Prospectus dated March 1, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 1, 2000, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-507-9922.